Discontinued Operation (Tables)	12 Months Ended
Dec. 31, 2023
Discontinued Operation [Abstract]
Summary of discontinued operation

	United States Dollars
Figures in millions unless otherwise stated	2023	2022	2021

Asanko Gold
– Asanko Gold – earnings	28.0	13.0	23.4
– Asanko Gold – impairment[1]	(46.9)	—	(52.8)
(Loss)/profit from discontinued operation	(18.9)	13.0	(29.4)
1 As a result the sale transaction discussed below, the investment in Asanko has been classified as an asset held for sale and the investment is required to be measured at the lower of carrying value or fair value less costs to sell. Management determined the fair value less costs to sell based on the consideration to be received per the sale agreement. The assumptions used in the determination of the fair values of the deferred and contingent considerations are as follows:
•The share consideration was calculated as 28.5 million Galiano shares at a share price of US$0.92 at 31 December 2023;
•US$25 million and US$30 million deferred consideration discounted using a rate of 7.9%; and
•US$30 million contingent consideration discounted using a rate of 15.1%.
    The fair value has been allocated first to the Asanko redeemable preference shares based on the fair value of the preference shares using the expected redemption period. The residual amount after deducting the fair value of the preference shares from the total fair value of the consideration was allocated to the Asanko Gold equity-accounted investee, which resulted in an impairment of US$46.9 million (2022: US$nil and
2021: US$52.8 million ) for the year ended 31 December 2023.